UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2025

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders

Protalix Biotherapeutics, Inc. (the “Company”) convened its 2025 Annual Meeting of Stockholders (the “Meeting”) at 8:00 A.M. EDT on June 26, 2025 at the offices of Gornitzky & Co., The Vitania Tel Aviv Tower, 20 HaHarash Street, Tel Aviv 6761310, Israel. The Company’s stockholders: (1) elected the eight persons nominated by the Company’s Board of Directors to serve as directors of the Company; (2) approved, on a non-binding, advisory basis, the compensation nof the Company’s named executive officers; and (3) ratified the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Set forth below, with respect to each proposal adopted at the Meeting, are the number of votes cast for or against or withheld, as applicable, the number of abstentions and the number of broker non-votes.

(1)Election of Directors

	For	Withheld	Broker Non-Votes
Eliot Richard Forster, Ph.D.	22,376,809	1,936,651	12,683,549
Dror Bashan	21,731,274	2,582,186	12,683,549
Amos Bar Shalev	21,333,513	2,979,947	12,683,549
Shmuel “Muli” Ben Zvi, Ph.D.	22,412,060	1,901,400	12,683,549
Pol F. Boudes, M.D.	22,427,061	1,886,399	12,683,549
Gwen A. Melincoff	22,397,437	1,916,023	12,683,549
Aharon Schwartz, Ph.D.	22,607,162	1,706,298	12,683,549
Christian Elze	22,158,067	2,155,393	12,683,549

(2)Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
16,440,449	7,488,809	384,202	12,683,549

(3)Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2025. A majority of the shares present in person or represented by proxy at the meeting and entitled to vote voted affirmatively in favor of the proposal. The number of votes cast with respect to this matter was as follows:

For	Against	Abstain
34,893,312	1,641,969	461,728

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2025	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer